UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 23, 2019

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000‑55983	83‑1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568‑5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 2.02.            Results of Operations and Financial Condition.

On May 23, 2019 Meridian Corporation issued a press release discussing the Corporation’s First Quarter 2019 Results. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8‑K, including Exhibit 99.1 attached hereto and incorporated by reference into Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8‑K, including the exhibit attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8‑K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01.Regulation FD Disclosure.

Meridian Corporation has posted to its website a slide presentation which is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information contained in such Exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits.  The following exhibit is furnished herewith:

99.1 Press Release, issued May 23, 2019 by Meridian Corporation

99.2 1st Quarter 2019 Slide Presentation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued May 23, 2019 by Meridian Corporation

2
99.2	1st Quarter 2019 Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: May 23, 2019

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer